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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             October 31, 2003

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-1705

(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELSION CORPORATION

Date: December 3, 2003	By:	/s/ Anthony P. Deasey

Executive Vice President—Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Registrant’s Press Release dated December 3, 2003